UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Alice A. Pellegrino

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-1844

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.℠

Active Fixed Income ETFs

Annual Report

July 31, 2017

- Hartford Corporate Bond ETF
- Hartford Quality Bond ETF

A Message From The President

Dear Fellow Shareholders:

Thank you for investing in Hartford Exchange-Traded Funds. We are pleased to present you with the Funds’ Annual Report, which covers the period from March 21, 2017 (commencement of operations) through July 31, 2017.

Market Review

During the six months ended July 31, 2017, U.S. stocks, as measured by the S&P

500 Index,1 kept an upward trajectory. The S&P 500 Index has climbed throughout the year, returning more than 11% through July 31.

The primary drivers of market progress during the period were slow, steady growth, positive corporate earnings, positive job reports, and a growing domestic economy. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017 when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates by the Fed, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. In the U.S., there is uncertainty about potential policy changes by the Trump administration surrounding healthcare and tax reform. In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains with respect to other European elections and Britain’s “Brexit” undertaking to leave the European Union. Each of these scenarios could influence markets or cause an uptick in volatility.

For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets with confidence. Regardless of the political environment, your advisor can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our Exchange-Traded Funds suite, please take advantage of all the resources available at hartfordfunds.com/ETF.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Active Fixed Income ETFs

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Corporate Bond ETF inception 03/21/2017

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 07/31/17)

Since Inception[1]
Corporate Bond ETF (NAV Return)	3.99%
Corporate Bond ETF (Market Price Return)	4.27%
Bloomberg Barclays U.S. Corporate Bond Index	3.63%

[1]	Inception: 03/21/2017. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/ETF.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes) is a rules-based market-value weighted index engineered to measure the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. corporate issuers.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated March 17, 2017, the total annual fund operating expense ratio was 0.44%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2017.

2

Hartford Corporate Bond ETF

Manager Discussion

July 31, 2017 (Unaudited)

Portfolio Manager

Craig A. Gainey

Senior Managing Director, Fixed Income Portfolio Manager and Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Hartford Corporate Bond ETF returned 3.99%, for the period from March 21, 2017 (commencement of operations) through July 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate Bond Index, which returned 3.63% for the same period. The Fund also outperformed the 3.33% average return of the Lipper Corporate Debt Funds BBB-rated peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States fixed income markets were strong during the period from March 21, 2017 through July 31, 2017, as elevated political uncertainty and subdued global inflation prevented government bond yields from rising. Despite concerns about prospects for retailers, generally solid corporate earnings and continued demand for yield-producing assets supported credit markets and yield spreads tightened further. In the U.S., political controversies, including the investigation into alleged Russian involvement in the 2016 U.S. presidential election, led to a short-lived dip in risk assets. Elections in France and the United Kingdom presented potential sources of volatility, but proved benign in the aftermath. In June, the U.S. Federal Reserve (Fed) increased policy rates by 0.25%, projected an additional increase later in 2017, and laid out a plan for balance sheet normalization. The U.S. dollar (USD) weakened versus most currencies, due to lower fiscal stimulus expectations and doubts that the Fed would deliver on its projected rate tightening path.

Absolute returns in the major fixed income credit risk sectors were positive since the Fund’s inception, aided by the decline in government bond yields. On an excess return basis (return relative to treasuries on a duration equivalent basis), most credit risk sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period.

The Fund’s overweight position in investment grade corporates, particularly in Financials and Utilities contributed favorably to performance relative to the Bloomberg Barclays U.S. Corporate Bond Index, while an underweight position in Industrials detracted from relative performance. The Fund’s exposure to municipals was also additive to relative performance.

The Fund utilized U.S. Treasury futures to adjust the duration and risk posture of the Fund. This position had a neutral impact on relative performance over the period.

What is the outlook?

The U.S. economy appears to remain on a positive growth trajectory, driven by consumer spending and investment. Fiscal stimulus and progress on a de-regulatory agenda could boost growth and cause the Fed to decrease accommodation and increase interest rates faster than their current plan. Any shifts by various central banks to less accommodative monetary policies will be very important for the supply/demand equation. Political uncertainty will remain elevated, depending on which parts of the Trump administration agenda are implemented. Corporate fundamentals have improved driven primarily by a recovery in the Energy and Commodity segments of the market. Revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) growth have improved over four consecutive quarters and are running at the highest levels since 2012. Tax policy changes could have significant implications for corporate financing decisions and optimal capital structures.

In our view, market liquidity is as strong as it has been at any time since the global financial crisis, driven by low volatility. Current interest rate spread levels are inside 20-year averages, likely limiting further upside. The U.S. market continues to benefit from overseas inflows due to its relative yield advantage, but could be adversely impacted by reduced European Central Bank (ECB) purchases.

Important Risks

The Fund is new and has a limited operating history. All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than a more conventional ETF.

3

Hartford Corporate Bond ETF

Manager Discussion – (continued)

July 31, 2017 (Unaudited)

Composition by Security Type

as of July 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	93.6%
Municipal Bonds	4.7

Total	98.3%

Short-Term Investments	4.4
Other Assets & Liabilities	(2.7)

Total	100.0%

4

Hartford Quality Bond ETF inception 03/21/2017

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 07/31/17)

Since Inception[1]
Quality Bond ETF (NAV Return)	1.90%
Quality Bond ETF (Market Price Return)	2.06%
Bloomberg Barclays U.S. Aggregate Bond Index	2.17%

[1]	Inception: 03/21/2017. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/ETF.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated March 17, 2017, the total annual fund operating expense ratio was 0.39%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2017.

5

Hartford Quality Bond ETF

Manager Discussion

July 31, 2017 (Unaudited)

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Hartford Quality Bond ETF returned 1.90%, for the period from March 21, 2017 (commencement of operations) through July 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.17% for the same period. The Fund also underperformed the 2.17% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States fixed income markets rose during the period from March 21, 2017 through July 31, 2017, as elevated political uncertainty and subdued global inflation prevented government bond yields from rising. Despite concerns about prospects for retailers, generally solid corporate earnings and continued demand for yield-producing assets supported credit markets and yield spreads tightened further. In the U.S., political controversies, including the investigation into alleged Russian involvement in the 2016 U.S. presidential election, led to a short-lived dip in risk assets. Elections in France and the United Kingdom presented potential sources of volatility, but proved benign in the aftermath. In June, the U.S. Federal Reserve (Fed) increased policy rates by 0.25%, projected an additional increase later in 2017, and laid out a plan for balance sheet normalization. The U.S. dollar weakened versus most currencies, due to lower fiscal stimulus expectations and doubts that the Fed would deliver on its projected rate tightening path.

Absolute returns in the major fixed income credit risk sectors were positive since the Fund’s inception, aided by the decline in government bond yields. On an excess return basis (return relative to treasuries on a duration equivalent basis), most credit risk sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.80% for the period. During the period, Ginnie Mae (GNMA) pass-through securities underperformed conventional MBS, and securities backed by Freddie Mac (FHLMC) and Fannie Mae (FNMA) due to lack of demand, particularly from foreign investors. Within the coupon stack, higher coupons lagged, and 15-year pass-throughs underperformed 30-year bonds.

The Fund’s agency MBS pass-through positioning had a negative impact on relative performance overall; positive results from an overweight to 30-year FHLMC pass-throughs were overweighed by negative security selection within 30-year pass-throughs generally. On the other hand, allocations to non-agency MBS and collateralized mortgage obligations (CMOs), as well as overweights to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) contributed positively to performance. Lastly, the portfolio’s allocation to FNMA Delegated Underwriting and Servicing (DUS) bonds was also slightly positive for benchmark relative performance.

Since inception, the Fund’s structural lack of exposure to investment grade corporate credit detracted from performance as corporate bonds significantly outperformed government bonds. A shorter structural duration posture verses the Bloomberg Barclays U.S. Aggregate Bond Index also detracted from benchmark relative performance as long-term interest rates rallied over the period. The Fund strategically maintains a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index, particularly on the long-end of the yield curve where the Fund was most underweight.

The Fund utilized U.S. Treasury futures and interest rate swaps to adjust its duration and risk posture. Over the period, the use of these instruments was modestly positive for performance. Currency forwards used for hedging purposes detracted modestly from absolute performance over the period.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than investment grade credit over a full market cycle. Longer term, we expect MBS spreads to remain toward the tight end of their range relative to long-term history based on their favorable

6

Hartford Quality Bond ETF

Manager Discussion – (continued)

July 31, 2017 (Unaudited)

supply relative to U.S. Treasuries, lower leverage in the system, a more stable buyer-base in long-term investors, a constrained mortgage credit environment, and lower refinancing risk.

We have a constructive outlook on most non-agency residential MBS, given the continuing recovery of the U.S. housing market and positive technical tailwinds; however, given the significant spread tightening to date, we expect near-term return potential to be generated primarily through income. We maintained an allocation to ABS based on what we consider to be strong U.S. consumer fundamentals. We also maintained an allocation to CMBS as commercial real estate (CRE) fundamentals appear generally healthy, in our view.

Important Risks

The Fund is new and has a limited operating history. All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Privately placed, restricted

(Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than a more conventional ETF.

Composition by Security Type

as of July 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	19.4%
U.S. Government Agencies	110.5
U.S. Government Securities	2.4

Total	132.3%

Short-Term Investments	5.7
Other Assets & Liabilities	(38.0)

Total	100.0%

7

Active Fixed Income ETFs

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of March 21, 2017 (commencement of operations) through July 31, 2017, except as indicated below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Corporate Bond ETF(1)

Actual Return				Hypothetical (5% return before expenses)*
Beginning Account Value March 21, 2017	Ending Account Value July 31, 2017	Expenses paid during the period March 21, 2017 through July 31, 2017		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses paid during the period February 1, 2017 through July 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
$1,000.00	$1,039.90	$1.62	(2)	$1,000.00	$1,022.61	$2.21	0.44%	181	365

*	Please note that while the Fund commenced operations on March 21, 2017, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period February 1, 2017 to July 31, 2017.
(1)	Commenced operations on March 21, 2017.
(2)	Expenses paid during the period March 21, 2017 through July 31, 2017.

8

Active Fixed Income ETFs

Expense Examples (Unaudited) – (continued)

Hartford Quality Bond ETF(1)

Actual Return				Hypothetical (5% return before expenses)*
Beginning Account Value March 21, 2017	Ending Account Value July 31, 2017	Expenses paid during the period March 21, 2017 through July 31, 2017		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses paid during the period February 1, 2017 through July 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
$1,000.00	$1,019.00	$1.42	(2)	$1,000.00	$1,022.86	$1.96	0.39%	181	365

*	Please note that while the Fund commenced operations on March 21, 2017, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period February 1, 2017 to July 31, 2017.
(1)	Commenced operations on March 21, 2017.
(2)	Expenses paid during the period March 21, 2017 through July 31, 2017.

9

Hartford Corporate Bond ETF

Schedule of Investments

July 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 93.6%
		Agriculture - 1.5%
$	220,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	$230,732

		Apparel - 0.8%
	130,000	NIKE, Inc. 2.38%, 11/01/2026	124,702

		Auto Manufacturers - 4.2%
	150,000	Daimler Finance North America LLC 3.88%, 09/15/2021(2)	158,379
	290,000	General Motors Financial Co., Inc. 3.10%, 01/15/2019	294,377
	200,000	Volkswagen Group of America Finance LLC 2.40%, 05/22/2020(1)	201,071

			653,827

		Beverages - 1.0%
	140,000	Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048(2)	147,716

		Biotechnology - 0.7%
		Celgene Corp.
	30,000	4.63%, 05/15/2044	32,298
	70,000	5.00%, 08/15/2045	79,594

			111,892

		Chemicals - 2.1%
	70,000	Agrium, Inc. 4.13%, 03/15/2035	69,757
	260,000	Sherwin-Williams Co. 2.25%, 05/15/2020	261,550

			331,307

		Commercial Banks - 20.1%
		Bank of America Corp.
	230,000	2.50%, 10/21/2022	227,741
	80,000	4.18%, 11/25/2027	82,616
	110,000	4.20%, 08/26/2024	115,056
	110,000	4.44%, 01/20/2048(3)	116,948
	140,000	Bank of Nova Scotia 4.50%, 12/16/2025	147,921
	200,000	Barclays plc 3.68%, 01/10/2023	205,397
	200,000	BNP Paribas S.A. 7.38%, 08/19/2025(1)(3)(4)	227,750
	150,000	Capital One Financial Corp. 3.75%, 03/09/2027	150,822
		Citigroup, Inc.
	40,000	5.30%, 05/06/2044	45,608
	30,000	6.68%, 09/13/2043	40,571
	160,000	Deutsche Bank AG 3.70%, 05/30/2024	162,496
		Goldman Sachs Group, Inc.
	80,000	3.85%, 01/26/2027	81,628
	60,000	6.75%, 10/01/2037	78,762
	200,000	HSBC Holdings plc 3.26%, 03/13/2023(3)	204,828
		JPMorgan Chase & Co.
	80,000	3.78%, 02/01/2028(3)	82,131
	150,000	4.26%, 02/22/2048(3)	156,450
		Morgan Stanley
	110,000	2.63%, 11/17/2021	110,394
	70,000	2.65%, 01/27/2020	70,920
	80,000	3.95%, 04/23/2027	81,455
	30,000	4.88%, 11/01/2022	32,650

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 93.6% - (continued)
		Commercial Banks - 20.1% - (continued)
$	270,000	UBS AG 4.75%, 05/22/2023(1)(3)	$275,014
	200,000	UniCredit S.p.A. 5.86%, 06/19/2032(2)(3)	209,669
		Wells Fargo & Co.
	70,000	4.13%, 08/15/2023	74,512
	100,000	5.38%, 11/02/2043	116,282

			3,097,621

		Commercial Services - 0.7%
	120,000	ERAC USA Finance LLC 4.20%, 11/01/2046(2)	114,574

		Diversified Financial Services - 2.7%
	240,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	254,741
	150,000	Nasdaq, Inc. 3.85%, 06/30/2026	153,974

			408,715

		Electric - 7.4%
	40,000	Appalachian Power Co. 4.45%, 06/01/2045	42,955
	70,000	Cleco Corporate Holdings LLC 4.97%, 05/01/2046	75,268
	240,000	Fortis, Inc. 3.06%, 10/04/2026	233,059
	40,000	Indiana Michigan Power Co. 4.55%, 03/15/2046	44,020
	190,000	Kansas City Power & Light Co. 3.65%, 08/15/2025	194,367
	280,000	PPL Capital Funding, Inc. 3.10%, 05/15/2026	276,737
	150,000	South Carolina Electric & Gas Co. 4.10%, 06/15/2046	148,724
	125,000	Southern Co. 4.40%, 07/01/2046	130,335

			1,145,465

		Electrical Components & Equipment - 0.5%
	70,000	FirstEnergy Transmission, LLC 4.35%, 01/15/2025	73,746

		Electronics - 0.2%
	35,000	Keysight Technologies, Inc. 4.60%, 04/06/2027	37,094

		Food - 2.2%
	230,000	Danone S.A. 2.08%, 11/02/2021(2)	227,401
	110,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	105,941

			333,342

		Forest Products & Paper - 1.0%
	140,000	International Paper Co. 5.15%, 05/15/2046	157,148

		Gas - 0.7%
	110,000	Sempra Energy 3.55%, 06/15/2024	113,060

		Healthcare-Services - 2.7%
	150,000	SSM Health Care Corp. 3.82%, 06/01/2027	155,085

The accompanying notes are an integral part of these financial statements.

10

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 93.6% - (continued)
		Healthcare-Services - 2.7% - (continued)
$	180,000	UnitedHealth Group, Inc. 6.88%, 02/15/2038	$258,664

			413,749

		Household Products/Wares - 1.5%
	230,000	Reckitt Benckiser Treasury Services plc 2.75%, 06/26/2024(2)	229,264

		Insurance - 7.7%
	210,000	American International Group, Inc. 3.90%, 04/01/2026	217,980
	200,000	Aquarius & Investments plc Swiss Reinsurance Co., Ltd. 6.38%, 09/01/2024(1)(3)	212,250
	200,000	AXA S.A. 6.46%, 12/14/2018(2)(3)(4)	206,750
	120,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(2)	128,797
		MetLife, Inc.
	200,000	4.05%, 03/01/2045	201,852
	200,000	7.72%, 02/15/2019	218,015

			1,185,644

		Media - 6.2%
		Charter Communications Operating LLC / Charter Communications Operating Capital
	110,000	4.46%, 07/23/2022	117,713
	60,000	6.48%, 10/23/2045	70,728
	110,000	Comcast Corp. 3.20%, 07/15/2036	103,531
	330,000	Time Warner Cable LLC 8.25%, 04/01/2019	363,049
		Viacom, Inc.
	140,000	3.88%, 12/15/2021	145,627
	170,000	4.38%, 03/15/2043	150,141

			950,789

		Oil & Gas - 3.9%
	110,000	Anadarko Petroleum Corp. 6.60%, 03/15/2046	135,589
	220,000	Devon Energy Corp. 3.25%, 05/15/2022(5)	222,185
	90,000	Noble Energy, Inc. 4.15%, 12/15/2021	95,191
	140,000	Shell International Finance B.V. 4.00%, 05/10/2046	141,371

			594,336

		Pharmaceuticals - 2.4%
		Allergan Funding SCS
	80,000	4.55%, 03/15/2035	85,745
	110,000	4.85%, 06/15/2044	121,250
		Cardinal Health, Inc.
	60,000	4.50%, 11/15/2044	62,474
	30,000	4.90%, 09/15/2045	33,093
	80,000	Teva Pharmaceutical Finance Netherlands B.V. 4.10%, 10/01/2046	72,754

			375,316

		Pipelines - 6.5%
		Energy Transfer Partners L.P.
	150,000	4.20%, 04/15/2027(5)	150,650
	50,000	4.65%, 06/01/2021	53,059
	90,000	4.75%, 01/15/2026	94,406

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 93.6% - (continued)
		Pipelines - 6.5% - (continued)
		Enterprise Products Operating LLC
$	50,000	2.85%, 04/15/2021	$50,791
	130,000	3.95%, 02/15/2027(5)	136,287
	110,000	MPLX L.P. 5.20%, 03/01/2047	113,646
	200,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.65%, 10/15/2025	207,219
	190,000	Transcanada Trust 5.30%, 03/15/2077(3)	196,650

			1,002,708

		Real Estate Investment Trusts - 6.6%
	130,000	American Tower Corp. 5.00%, 02/15/2024	143,932
	150,000	Brandywine Operating Partnership L.P. 4.55%, 10/01/2029	152,178
	150,000	Brixmor Operating Partnership L.P. 3.90%, 03/15/2027	147,357
	300,000	Crown Castle International Corp. 3.40%, 02/15/2021	309,805
		DDR Corp.
	150,000	4.25%, 02/01/2026	147,451
	110,000	4.70%, 06/01/2027	111,584

			1,012,307

		Retail - 1.0%
		CVS Health Corp.
	100,000	3.88%, 07/20/2025	104,874
	40,000	5.13%, 07/20/2045	45,903

			150,777

		Semiconductors - 1.2%
	110,000	Applied Materials, Inc. 3.30%, 04/01/2027	112,371
	75,000	QUALCOMM, Inc. 2.90%, 05/20/2024	75,614

			187,985

		Software - 2.2%
	220,000	Microsoft Corp. 3.45%, 08/08/2036	220,243
	130,000	Oracle Corp. 2.65%, 07/15/2026	126,650

			346,893

		Telecommunications - 3.9%
		AT&T, Inc.
	250,000	3.00%, 06/30/2022	252,994
	200,000	4.80%, 08/14/2037	199,644
		Verizon Communications, Inc.
	90,000	4.50%, 09/15/2020	96,229
	60,000	4.86%, 08/21/2046	58,985

			607,852

		Transportation - 2.0%
	300,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 02/01/2022(2)	310,114

		Total Corporate Bonds (cost $14,128,751)	$14,448,675

The accompanying notes are an integral part of these financial statements.

11

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 4.7%
		Development - 1.5%
$	160,000	California State, GO Taxable 7.50%, 04/01/2034	$233,270

		General - 1.0%
	90,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	115,991
	40,000	Kansas Development Finance Auth, Taxable Rev 4.73%, 04/15/2037	43,665

			159,656

		General Obligation - 1.2%
	110,000	Illinois State, GO 5.10%, 06/01/2033	110,294
	80,000	State of Illinois, GO 4.35%, 06/01/2018	80,501

			190,795

		Medical - 1.0%
	110,000	University of California, Regents MedCenter Pooled Rev 6.55%, 05/15/2048	148,632

		Total Municipal Bonds (cost $707,447)	$732,353

		Total Long-Term Investments (cost $14,836,198)	$15,181,028

SHORT-TERM INVESTMENTS - 4.4%
		Other Investment Pools & Funds - 1.8%
	271,149	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$271,149

		Securities Lending Collateral - 2.6%
	402,575	State Street Navigator Securities Lending Government Money Market Portfolio 0.99%(6)	402,575

		Total Short-Term Investments (cost $673,724)	$673,724

Total Investments (cost $15,509,922)^	102.7%	$15,854,752
Other Assets and Liabilities	(2.7)%	(420,735)

Total Net Assets	100.0%	$15,434,017

The accompanying notes are an integral part of these financial statements.

12

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At July 31, 2017, the cost of securities for federal income tax purposes was $15,509,922 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$351,517
Unrealized Depreciation	(6,687)

Net Unrealized Appreciation	$344,830

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2017, the aggregate value of these securities was $1,146,817, which represented 7.4% of total net assets.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2017, the aggregate value of these securities was $1,732,664, which represented 11.2% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2017.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Represents entire or partial securities on loan. See Note 8 for securities lending information.

(6)	Represents the current daily yield at period end.

Futures Contracts Outstanding at July 31, 2017
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond Future	4	09/20/2017	$609,132	$611,875	$2,743

Short position contracts:
U.S. 10-Year Ultra Future	7	09/20/2017	$943,839	$945,328	$(1,489)
U.S. Treasury 10-Year Note Future	3	09/20/2017	377,269	377,672	(403)
U.S. Treasury 2-Year Note Future	1	09/29/2017	216,139	216,344	(205)
U.S. Treasury 5-Year Note Future	1	09/29/2017	117,833	118,148	(315)
U.S. Treasury Ultra Long Term Bond Future	1	09/20/2017	169,467	164,500	4,967

Total					$2,555

Total futures contracts					$5,298

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

13

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$14,448,675	$—	$14,448,675	$—
Municipal Bonds	732,353	—	732,353	—
Short-Term Investments	673,724	673,724	—	—
Futures Contracts(2)	7,710	7,710	—	—

Total	$15,862,462	$681,434	$15,181,028	$—

Liabilities
Futures Contracts(2)	$(2,412)	$(2,412)	$—	$—

Total	$(2,412)	$(2,412)	$—	$—

(1)	For the period ended July 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

14

Hartford Quality Bond ETF

Schedule of Investments

July 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.4%
		Asset-Backed - Automobile - 0.8%
$	150,000	Ford Credit Auto Owner Trust 2.26%, 11/15/2025(1)	$151,277

		Asset-Backed - Credit Card - 2.2%
	100,000	Barclays Dryrock Issuance Trust 2.20%, 12/15/2022	100,731
	150,000	Cabela’s Credit Card Master Note Trust 2.25%, 07/17/2023	151,116
		Synchrony Credit Card Master Note Trust
	100,000	1.36%, 08/17/2020	99,996
	100,000	1.61%, 11/15/2020	100,044

			451,887

		Asset-Backed - Finance & Insurance - 1.2%
	250,000	CIFC Funding Ltd. 3.20%, 04/16/2025(1)(2)	250,284

		Asset-Backed - Student Loan - 0.9%
	168,741	SLM Student Loan Trust 1.83%, 11/25/2027(2)	169,675

		Commercial Mortgage - Backed Securities - 8.4%
	150,000	Commercial Mortgage Trust 3.70%, 08/10/2048	157,100
		CSAIL Commercial Mortgage Trust
	199,206	3.72%, 08/15/2048	208,694
	150,000	3.81%, 11/15/2048	157,370
		FREMF Mortgage Trust
	200,000	3.63%, 07/25/2046(1)(2)	205,586
	200,000	3.94%, 08/25/2023(1)(2)	208,522
	200,000	4.13%, 02/25/2046(1)(2)	204,622
	200,000	4.34%, 12/25/2044(1)(2)	213,022
	146,132	Nelnet Student Loan Trust 1.86%, 01/25/2037(1)(2)	145,055
	196,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	204,284

			1,704,255

		Whole Loan Collateral CMO - 5.9%
	99,250	COLT Mortgage Loan Trust 3.75%, 12/26/2046(1)(2)	101,556
		Fannie Mae Connecticut Avenue Securities
	185,000	1.77%, 01/25/2030(2)	184,999
	88,787	2.08%, 11/25/2029(2)	89,201
	146,311	2.38%, 09/25/2029(2)	147,683
	114,689	3.18%, 08/25/2028(2)	116,127
	135,000	5.48%, 01/25/2029(2)	151,312
	150,000	5.68%, 01/25/2029(2)	168,648
	175,000	6.93%, 04/25/2028(2)	200,874
	40,876	New Residential Mortgage Loan Trust 3.75%, 05/25/2054(1)(2)	42,433

			1,202,833

		Total Asset & Commercial Mortgage Backed Securities (cost $3,903,105)	$3,930,211

U.S. GOVERNMENT AGENCIES - 110.5%
		FHLMC - 49.8%
$	699,593	0.61%, 03/25/2027(2)(3)	$34,749
	880,364	0.71%, 01/25/2024(2)(3)	35,678
	298,310	2.00%, 02/01/2032	293,396
	243,065	2.43%, 07/25/2029(2)	246,479

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 110.5% - (continued)
		FHLMC - 49.8% - (continued)
$	242,088	2.43%, 08/25/2029(2)	$244,819
	266,128	2.50%, 12/15/2026(3)	17,513
	338,035	2.50%, 01/15/2028(3)	27,844
	254,698	2.50%, 02/15/2028(3)	20,497
	584,510	2.50%, 03/15/2028(3)	48,382
	53,386	2.50%, 05/15/2028(3)	4,219
	292,307	2.50%, 01/01/2032	294,861
	103,706	3.00%, 04/15/2028(3)	9,965
	243,134	3.00%, 05/01/2032	250,340
	441,852	3.00%, 02/01/2037	450,475
	100,165	3.00%, 06/15/2041	102,641
	227,036	3.00%, 07/15/2041	232,515
	107,778	3.00%, 01/15/2045	99,528
	1,300,000	3.00%, 08/01/2047(4)	1,302,119
	155,000	3.12%, 10/25/2031(2)	154,082
	375,000	3.41%, 12/25/2026	393,158
	100,000	3.43%, 01/25/2027(2)	104,980
	240,533	3.43%, 02/25/2024(2)	248,590
	250,000	3.48%, 11/25/2028(2)	258,535
	115,828	3.50%, 01/15/2028(3)	11,407
	595,399	3.50%, 06/01/2047	613,912
	725,000	3.50%, 08/01/2047(4)	746,920
	250,000	3.50%, 08/01/2047	257,773
	61,369	4.00%, 03/15/2028(3)	6,608
	244,858	4.00%, 06/15/2028(3)	27,615
	1,800,000	4.00%, 08/01/2047(4)	1,895,906
	250,000	4.13%, 07/25/2028(2)	260,395
	1,125,000	4.50%, 08/01/2047(4)	1,206,650
	120,264	5.50%, 04/15/2036(3)	24,407
	150,000	5.50%, 08/01/2047(4)	165,434

			10,092,392

		FNMA - 41.8%
	121,714	1.88%, 06/25/2055(2)(3)	6,992
	78,835	2.00%, 09/25/2039	76,662
	480,000	2.50%, 08/01/2032(4)	483,994
	94,863	2.85%, 06/01/2027	95,559
	185,000	2.97%, 06/01/2027	186,528
	694,656	3.00%, 01/01/2027	705,312
	86,766	3.00%, 02/25/2027(3)	7,233
	302,074	3.00%, 02/25/2028(3)	28,260
	1,195,818	3.00%, 04/01/2032	1,230,725
	339,482	3.00%, 06/01/2032	349,391
	974,629	3.00%, 07/01/2032	1,003,079
	107,241	3.00%, 04/25/2045	101,330
	989,969	3.00%, 02/01/2047	992,055
	77,000	3.00%, 08/01/2047(4)	77,120
	49,785	3.02%, 03/01/2027	50,623
	115,000	3.09%, 03/01/2027	117,468
	400,000	3.10%, 01/01/2026	411,236
	65,000	3.13%, 04/01/2027	66,531
	40,000	3.17%, 03/01/2027	41,083
	400,000	3.21%, 07/01/2026	412,613
	70,000	3.25%, 04/01/2027	72,334
	20,000	3.34%, 03/01/2027	20,794
	121,976	3.50%, 05/25/2027(3)	13,032
	66,553	3.50%, 02/25/2031(3)	6,611
	115,000	3.50%, 08/01/2032(4)	119,865
	33,949	3.50%, 09/01/2043	35,001
	92,394	3.50%, 10/25/2046(3)	20,877
	45,000	3.50%, 08/01/2047(4)	46,329

The accompanying notes are an integral part of these financial statements.

15

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 110.5% - (continued)
		FNMA - 41.8% - (continued)
$	375,000	3.55%, 02/01/2030	$394,058
	173,984	4.00%, 05/25/2027(3)	17,070
	125,000	4.00%, 08/01/2032(4)	129,473
	30,796	4.00%, 03/01/2045	32,446
	47,371	4.00%, 07/01/2045	50,385
	25,792	4.00%, 08/01/2045	27,165
	49,383	4.00%, 04/01/2047	52,561
	650,000	4.00%, 08/01/2047(4)	684,303
	125,000	5.00%, 08/01/2047(4)	136,650
	150,000	5.50%, 08/01/2047(4)	166,005

			8,468,753

		GNMA - 18.9%
	53,395	3.00%, 09/16/2042	49,391
	28,896	3.00%, 09/20/2042	26,811
	61,692	3.00%, 02/16/2043(3)	10,960
	346,642	3.00%, 04/20/2047	351,985
	150,000	3.00%, 08/01/2047(4)	152,180
	86,774	3.50%, 02/20/2041(3)	12,475
	100,416	3.50%, 04/20/2042(3)	14,192
	136,189	3.50%, 10/20/2042(3)	25,969
	395,741	3.50%, 04/20/2047	411,558
	596,719	3.50%, 05/20/2047	620,537
	25,000	3.50%, 08/01/2047(4)	25,977
	35,461	4.00%, 02/15/2041	37,816
	144,058	4.00%, 09/16/2042(3)	39,828
	59,783	4.00%, 03/20/2043(3)	13,569
	197,818	4.00%, 04/20/2047	208,850
	450,000	4.00%, 08/01/2047(4)	473,766
	100,000	4.00%, 09/01/2047(4)	105,145
	1,010,000	4.50%, 08/01/2047(4)	1,072,494
	118,275	5.00%, 02/16/2040(3)	28,081
	91,757	5.00%, 01/16/2047(3)	23,203
	75,000	5.00%, 08/01/2047(4)	80,555
	16,124	5.50%, 05/20/2038	17,796
	72,594	6.00%, 02/20/2046(3)	17,685

			3,820,823

		Total U.S. Government Agencies (cost $22,308,680)	$22,381,968

U.S. GOVERNMENT SECURITIES - 2.4%
		Other Direct Federal Obligations - 0.6%
		FHLB - 0.6%
$	110,000	Tennessee Valley Authority 4.25%, 09/15/2065	$122,724

			122,724

		U.S. Treasury Securities - 1.8%
		U.S. Treasury Notes - 1.8%
	371,084	0.13%, 01/15/2023(5)	369,646

			369,646

		Total U.S. Government Securities (cost $485,098)	$492,370

		Total Long-Term Investments (cost $26,696,883)	$26,804,549

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 5.7%
	Other Investment Pools & Funds - 5.7%
1,155,848	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$1,155,848

	Total Short-Term Investments (cost $1,155,848)	$1,155,848

Total Investments (cost $27,852,731)^	138.0%	$27,960,397
Other Assets and Liabilities	(38.0)%	(7,699,681)

Total Net Assets	100.0%	$20,260,716

The accompanying notes are an integral part of these financial statements.

16

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At July 31, 2017, the cost of securities for federal income tax purposes was $27,852,731 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$126,343
Unrealized Depreciation	(18,677)

Net Unrealized Appreciation	$107,666

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2017, the aggregate value of these securities was $1,522,357, which represented 7.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2017.

(3)	Securities disclosed are interest-only strips.

(4)	Represents or includes a TBA transaction.

(5)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Futures Contracts Outstanding at July 31, 2017
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	23	09/20/2017	$2,899,526	$2,895,484	$(4,042)
U.S. Treasury 5-Year Note Future	20	09/29/2017	2,359,906	2,362,969	3,063
U.S. Treasury Long Bond Future	2	09/20/2017	304,567	305,938	1,371
U.S. Ultra Bond Future	6	09/20/2017	979,300	987,000	7,700

Total					$8,092

Short position contracts:
U.S. 10-Year Ultra Future	2	09/20/2017	$269,668	$270,094	$(426)
U.S. Treasury 2-Year Note Future	1	09/29/2017	216,202	216,344	(142)

Total					$(568)

Total futures contracts					$7,524

TBA Sale Commitments Outstanding at July 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 2.00%	$300,000	08/01/2032	$(294,937)	$(504)
FHLMC, 2.50%	250,000	08/01/2032	(252,064)	(326)
FNMA, 2.50%	780,000	08/01/2032	(786,490)	(4,113)
FNMA, 3.00%	2,150,000	08/01/2032	(2,211,561)	(6,459)
FNMA, 3.00%	1,115,000	08/01/2047	(1,116,742)	(9,025)
FNMA, 3.50%	270,000	08/01/2047	(277,973)	(1,434)
FNMA, 4.50%	1,650,000	08/01/2047	(1,771,301)	(3,621)
GNMA, 3.00%	325,000	08/01/2047	(329,723)	(393)

Total (proceeds receivable $7,014,916)			$(7,040,791)	$(25,875)

At July 31, 2017, the aggregate market value of TBA Sale Commitments represented (34.8)% of total net assets.

The accompanying notes are an integral part of these financial statements.

17

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.14% Fixed	USD	650,000	05/15/24	$—	$—	$(3,091)	$(3,091)
3M USD LIBOR	2.20% Fixed	USD	650,000	05/15/24	—	—	(5,526)	(5,526)
3M USD LIBOR	2.27% Fixed	USD	925,000	07/14/27	—	—	(3,219)	(3,219)

Total					$—	$—	$(11,836)	$(11,836)

Foreign Currency Contracts Outstanding at July 31, 2017
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
JPY	Sell	08/04/17	JPM	$857,690	$868,962	$(11,272)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

18

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$3,930,211	$—	$3,930,211	$—
U.S. Government Agencies	22,381,968	—	22,381,968	—
U.S. Government Securities	492,370	—	492,370	—
Short-Term Investments	1,155,848	1,155,848	—	—
Futures Contracts(2)	12,134	12,134	—	—

Total	$27,972,531	$1,167,982	$26,804,549	$—

Liabilities
Foreign Currency Contracts(2)	$(11,272)	$—	$(11,272)	$—
Futures Contracts(2)	(4,610)	(4,610)	—	—
Swaps - Interest Rate(2)	(11,836)	—	(11,836)	—
TBA Sale Commitments	(7,040,791)	—	(7,040,791)	—

Total	$(7,068,509)	$(4,610)	$(7,063,899)	$—

(1)	For the period ended July 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

19

Active Fixed Income ETFs

Statements of Assets and Liabilities

July 31, 2017

	Hartford Corporate Bond ETF	Hartford Quality Bond ETF
Assets:
Investments in securities, at market value(1)	$15,854,752	$27,960,397
Cash collateral due from broker	—	125,000
Foreign currency	—	868,818
Receivables:
Investment securities sold	—	14,182,575
Dividends and interest	177,453	51,556
Securities lending income	234	—
Variation margin on financial derivative instruments	9,542	59,356

Total assets	16,041,981	43,247,702

Liabilities:
Unrealized depreciation on foreign currency contracts	—	11,272
Obligation to return securities lending collateral	402,575	—
TBA sale commitments, at market value	—	7,040,791
Payables:
Investment securities purchased	199,644	15,928,217
Investment management fees	5,745	6,706

Total liabilities	607,964	22,986,986

Net assets	$15,434,017	$20,260,716

Summary of Net Assets:
Paid-in-capital	$15,044,935	$20,029,922
Undistributed (distributions in excess of) net investment income	14,269	13,324
Accumulated net realized gain (loss)	24,685	135,095
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	350,128	82,375

Net assets	$15,434,017	$20,260,716

Net asset value per share	$51.45	$50.65

Shares issued and outstanding	300,000	400,000

Cost of investments	$15,509,922	$27,852,731
Cost of foreign currency	$—	$852,650
Proceeds receivable from TBA sale commitments	$—	$7,014,916

(1) Includes Investment in securities on loan, at value	$394,361	$—

The accompanying notes are an integral part of these financial statements.

20

Active Fixed Income ETFs

Statements of Operations

For the Period Ended July 31, 2017

	Hartford Corporate Bond ETF(1)	Hartford Quality Bond ETF(1)
Investment Income:
Interest	$199,303	$146,156
Securities lending	264	—

Total investment income, net	199,567	146,156

Expenses:
Investment management fees	24,102	28,314

Total expenses, net	24,102	28,314

Net Investment Income (Loss)	175,465	117,842

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	35,300	100,270
Net realized gain (loss) on futures contracts	(9,902)	50,607
Net realized gain (loss) on swap contracts	—	(225)
Net realized gain (loss) on other foreign currency transactions	—	(777)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	25,398	149,875

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments and TBA sale commitments	344,830	81,791
Net unrealized appreciation (depreciation) of futures contracts	5,298	7,524
Net unrealized appreciation (depreciation) of swap contracts	—	(11,836)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(11,272)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	16,168

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	350,128	82,375

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	375,526	232,250

Net Increase (Decrease) in Net Assets Resulting from Operations	$550,991	$350,092

(1)	Commenced operations on March 21, 2017.

The accompanying notes are an integral part of these financial statements.

21

Active Fixed Income ETFs

Statements of Changes in Net Assets

	Hartford Corporate Bond ETF	Hartford Quality Bond ETF
	For the Period Ended July 31, 2017(1)	For the Period Ended July 31, 2017(1)
Operations:
Net investment income (loss)	$175,465	$117,842
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	25,398	149,875
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	350,128	82,375

Net Increase (Decrease) in Net Assets Resulting from Operations	550,991	350,092

Distributions to Shareholders:
From net investment income	(161,909)	(119,298)

Total distributions	(161,909)	(119,298)

Fund Share Transactions:
Sold	15,050,000	20,050,000
Redeemed	(50,065)	(50,078)
Other Capital	45,000	30,000

Net increase from capital share transactions	15,044,935	20,029,922

Net Increase (Decrease) in Net Assets	15,434,017	20,260,716

Net Assets:
Beginning of period	—	—

End of period	$15,434,017	$20,260,716

Undistributed (distributions in excess of) net investment income	$14,269	$13,324

(1)	Commenced operations on March 21, 2017.

The accompanying notes are an integral part of these financial statements.

22

Active Fixed Income ETFs

Financial Highlights

— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Market Price Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(4)
Hartford Corporate Bond ETF(5)
For the Period Ended July 31, 2017
$ 50.00	$0.58	$1.26	$1.84	$0.15	$(0.54)	$(0.54)	$51.45	3.99	%(6)	4.27	%(6)	$15,434	0.44	%(7)	0.44	%(7)	3.20	%(7)	20%
Hartford Quality Bond ETF(5)
For the Period Ended July 31, 2017
$ 50.00	$0.29	$0.59	$0.88	$0.07	$(0.30)	$(0.30)	$50.65	1.90	%(6)	2.06	%(6)	$20,261	0.39	%(7)	0.39	%(7)	1.62	%(7)	25%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day.
(3)	There were no waivers or reimbursements for the period ended July 31, 2017.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on March 21, 2017.
(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

Active Fixed Income ETFs

Notes to Financial Statements

July 31, 2017

1.	Organization:

Hartford Funds Exchange-Traded Trust (the “Trust”) is an open-end registered management investment company comprised of two operational series as of July 31, 2017. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:

Hartford Corporate Bond ETF (the “Corporate Bond ETF”)

Hartford Quality Bond ETF (the “Quality Bond ETF”)

Each Fund is an exchange-traded fund (‘‘ETF’’). ETFs are funds that trade on an exchange like other publicly traded securities. Each Fund is actively managed. Shares of the Funds are listed and traded on NYSE Arca, Inc. (“NYSE ARCA”). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares (‘‘Shares’’) of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each Fund’s shares is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by State Street Bank and Trust Company (“State Street”) and determined as of the close of the regular trading session on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open (“Valuation Date”). Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”) may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

The Board of the Trust generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of the Valuation Committee. The Trust’s Valuation Committee, which is chaired by the Trust’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an

24

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board. The Audit Committee receives quarterly written reports that include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board then must consider for ratification all of the fair value determinations made during the previous quarter.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates and market indices). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security may be materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index. This may result in a difference between the Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Board. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Arca Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

25

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, monthly, but may vary significantly from period to period and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

26

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Board. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of July 31, 2017.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2017.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of July 31, 2017.

c)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of July 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

27

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the period ended July 31, 2017, Corporate Bond ETF and Quality Bond ETF engaged in Futures Contracts.

b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the period ended July 31, 2017, Quality Bond ETF engaged in Foreign Currency Contracts.

c)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Trust’s Board of Trustees. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated

28

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the period ended July 31, 2017, Quality Bond ETF engaged in Interest Rate Swap Contracts.

d)	Additional Derivative Instrument Information:

Corporate Bond ETF

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$7,710	$—	$—	$—	$—	$—	$7,710

Total	$7,710	$—	$—	$—	$—	$—	$7,710

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,412	$—	$—	$—	$—	$—	$2,412

Total	$2,412	$—	$—	$—	$—	$—	$2,412

The Effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(9,902)	$—	$—	$—	$—	$—	$(9,902)

Total	$(9,902)	$—	$—	$—	$—	$—	$(9,902)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$5,298	$—	$—	$—	$—	$—	$5,298

Total	$5,298	$—	$—	$—	$—	$—	$5,298

29

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

Corporate Bond ETF – (continued)

For the period ended July 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	19
Futures Contracts Short at Number of Contracts	(20)

Quality Bond ETF

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$12,134	$—	$—	$—	$—	$—	$12,134

Total	$12,134	$—	$—	$—	$—	$—	$12,134

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,610	$—	$—	$—	$—	$—	$4,610
Unrealized depreciation on foreign currency contracts	—	11,272	—	—	—	—	11,272
Unrealized depreciation on swap contracts(2)	11,836	—	—	—	—	—	11,836

Total	$16,446	$11,272	$—	$—	$—	$—	$27,718

The Effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$50,607	$—	$—	$—	$—	$—	$50,607
Net realized gain (loss) on swap contracts	(225)	—	—	—	—	—	(225)

Total	$50,382	$—	$—	$—	$—	$—	$50,382

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$7,524	$—	$—	$—	$—	$—	$7,524
Net change in unrealized appreciation (depreciation) of swap contracts	(11,836)	—	—	—	—	—	(11,836)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(11,272)	—	—	—	—	(11,272)

Total	$(4,312)	$(11,272)	$—	$—	$—	$—	$(15,584)

30

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

Quality Bond ETF – (continued)

For the period ended July 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	28
Futures Contracts Short at Number of Contracts	(2)
Swap Contracts at Notional Amount	$1,608,333
Foreign Currency Contracts Sold at Contract Amount	$868,937

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of July 31, 2017:

Corporate Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$7,710	$(2,412)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	7,710	(2,412)

Derivatives not subject to a MNA	(7,710)	2,412

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Quality Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(11,272)
Futures contracts	12,134	(4,610)
Swap contracts	—	(11,836)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	12,134	(27,718)

Derivatives not subject to a MNA	(12,134)	16,446

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(11,272)

31

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
JP Morgan Chase & Co.	$(11,272)	$—	$—	$—	$(11,272)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

32

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the period ended July 31, 2017 is as follows (as adjusted for dividends payable, if applicable):

For the Period Ended July 31, 2017
Fund	Ordinary Income
Corporate Bond ETF	$161,909
Quality Bond ETF	119,298

As of July 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Corporate Bond ETF	$44,252	$—	$344,830	$389,082
Quality Bond ETF	109,402	34,879	86,513	230,794

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, paydowns, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended July 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Corporate Bond ETF	$—	$713	$(713)
Quality Bond ETF	—	14,780	(14,780)

e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

The Funds had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2017.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of July 31, 2017, HFMC had reviewed the open tax year and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

33

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Corporate Bond ETF	0.44%
Quality Bond ETF	0.39%

b)	Distribution Plans – Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25 percent of each Fund’s average daily net assets may be made for the sale and distribution of its Shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

For the period ended July 31, 2017, the Funds did not pay any Rule 12b-1 fees.

c)	Other Related Party Transactions – Certain officers of the Trust are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period ended July 31, 2017, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by HFMC. As part of each Fund’s Investment Management Agreement, HFMC pays any CCO compensation on behalf of the Funds.

8.	Securities Lending:

Each Fund may lend Fund securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1⁄3 percent) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and recall the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Interest earned on securities out on loan are not eligible for qualified interest income for federal tax purposes. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral received by the Fund. Each Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees who administer the lending program for the Funds in accordance with guidelines approved by the Board of Trustees. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and

34

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

provides recordkeeping and accounting services necessary for the operation of the program. State Street has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. Any securities lending income earned by a Fund appears on the Statements of Operations net of any fees paid to State Street for serving as the securities lending agent.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process — especially so in certain international markets such as Taiwan), ‘‘gap’’ risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

For the period ended July 31, 2017, the Quality Bond ETF did not have any securities lending.

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral
Corporate Bond ETF	$394,361	$402,325	$—

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2017.

Corporate Bond ETF

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$402,575	$—	$—	$—	$402,575

Sale Buy-back Transactions
Corporate Bonds	$—	$—	$—	$—	$—

Total Borrowings	$402,575	$—	$—	$—	$402,575

Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$402,575

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Administrator, Custodian and Transfer Agent:

State Street serves as Administrator for the Trust pursuant to an administration agreement (‘‘Administration Agreement’’) dated December 12, 2014. Under the Administration Agreement, State Street is responsible for certain administrative services associated with the day-to-day operations of each Fund. State Street also serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”) dated December 12, 2014. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”) dated December 12, 2014. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.

For the services provided under the Administration Agreement, Custodian Agreement, and Transfer Agency Agreement, HFMC, and not the Funds, compensates State Street.

35

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

10.	Investment Transactions:

For the period ended July 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Corporate Bond ETF	$17,838,159	$2,944,350
Quality Bond ETF	7,841,602	745,124

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Corporate Bond ETF	$—	$—
Quality Bond ETF	14,854,883	4,277,338

Fund	Total Cost of Purchases	Total Sales Proceeds
Corporate Bond ETF	$17,838,159	$2,944,350
Quality Bond ETF	22,696,485	5,022,462

11.	Share Transactions:

Each Fund will issue and redeem Shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.’’ Purchases of Creation Units are made by tendering a basket of designated securities to the Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. The Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

Purchase or redemption of Creation Units is only available through a broker, dealer, bank or other entity. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown:

Fund	Creation Unit Shares	Standard Creation Fee	Value at July 31, 2017	Standard Redemption Fee
Corporate Bond ETF	50,000	$100	$2,572,500	$100
Quality Bond ETF	50,000	$100	2,532,000	$100

Shares are listed on the NYSE Arca and are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than NAV upon sale of shares.

36

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

Because each Fund is structured as an ETF, individual Fund Shares may only be purchased and sold on the NYSE Arca through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units (50,000 shares) to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.

The following information is for the period ended July 31, 2017:

Hartford Corporate Bond ETF
	For the Period Ended July 31, 2017(1)
	Shares	Amount
Shares Sold	301,000	$15,050,000
Shares Redeemed	(1,000)	(50,065)
Other Capital	—	45,000

Net Increase (Decrease)	300,000	15,044,935

(1)	Commenced operations on March 21, 2017.

Hartford Quality Bond ETF
	For the Period Ended July 31, 2017(1)
	Shares	Amount
Shares Sold	401,000	$20,050,000
Shares Redeemed	(1,000)	(50,078)
Other Capital	—	30,000

Net Increase (Decrease)	400,000	20,029,922

(1)	Commenced operations on March 21, 2017.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all

37

Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2017

parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

12.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in these financial statements.

38

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Hartford Funds Exchange-Traded Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Funds Exchange-Traded Trust (comprising, respectively, Hartford Corporate Bond ETF and Hartford Quality Bond ETF) (the Trust) as of July 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the period March 21, 2017 (commencement of operations) through July 31, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Hartford Funds Exchange-Traded Trust at July 31, 2017, and the results of their operations, the changes in their net assets and the financial highlights for the period March 21, 2017 (commencement of operations) through July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 27, 2017

39

Active Fixed Income ETFs

Supplemental Information

July 31, 2017 (Unaudited)

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or ‘‘NAV,’’ is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The ‘‘Market Price’’ of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for the fund listing date through the date of the fiscal year end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Hartford Corporate Bond ETF

Period Covered: March 21, 2017 through July 31, 2017

Premium/Discount Range (based on MidQuote-to-NAV)	Number of Days	Percentage of Total Days
Greater than 2.0%	0	0.00%
Greater than 1.5% and Less than 2.0%	0	0.00%
Greater than 1.0% and Less than 1.5%	0	0.00%
Greater than 0.5% and Less than 1.0%	7	7.69%
Between 0.5% and -0.5%	84	92.31%
Less than -0.5% and Greater than -1.0%	0	0.00%
Less than -1.0% and Greater than -1.5%	0	0.00%
Less than -1.5% and Greater than -2.0%	0	0.00%
Less than -2.0%	0	0.00%

Total	91	100.00%

Hartford Quality Bond ETF

Period Covered: March 21, 2017 through July 31, 2017

Premium/Discount Range (based on MidQuote-to-NAV)	Number of Days	Percentage of Total Days
Greater than 2.0%	0	0.00%
Greater than 1.5% and Less than 2.0%	0	0.00%
Greater than 1.0% and Less than 1.5%	0	0.00%
Greater than 0.5% and Less than 1.0%	0	0.00%
Between 0.5% and -0.5%	91	100.00%
Less than -0.5% and Greater than -1.0%	0	0.00%
Less than -1.0% and Greater than -1.5%	0	0.00%
Less than -1.5% and Greater than -2.0%	0	0.00%
Less than -2.0%	0	0.00%

Total	91	100.00%

40

Active Fixed Income ETFs

Trustees and Officers of the Companies (Unaudited)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
NON-INTERESTED TRUSTEES

ROBIN CHRISTINE BEERY (1967)	Trustee and Chairperson of the Nominating and Governance Committee	Term: Unlimited Served as Trustee: since December 2016	Consultant, Arrowpoint Partners (2015 to present); Executive Vice President of U.S. Distribution, Janus Capital Group (1994 to 2014)	86	Director, Like-a-Pro LLC (sports marketing) (2014 to present); Director, UMB (banking) (2015 to present)

NAOZER DADACHANJI (1962)	Trustee and Lead Independent Trustee	Term: Unlimited Served as Trustee: since December 2016	Partner and Board Member, CamberView Partners (2012 to present) (investment adviser); Managing Director, BlackRock (including Barclays Global Investors acquired by BlackRock) (2003 to 2012)	9	Board Member, Bridge Athletic (information technology) (2014 to present)

DAVID SUNG (1953)	Trustee and Chairman of the Audit Committee	Term: Unlimited Served as Trustee: since December 2016	Retired (2014); Asset Management Market Leader for the West – United States, Ernst & Young LLP (2010 to 2014); Asset Management Practice Co-Leader for the Asia Pacific Region, Ernst & Young LLP (2007 to 2010); Partner, Alternative Asset Management Practice, Ernst & Young LLP (1995 to 2007); Audit Partner, Coopers and Lybrand (1990 to 1995); Partner, Spice and Oppenheimer (1979 to 1990)	86	Director, Hayman Offshore Management, Inc. (private investment funds) (2014 to present); Advisory Board Member, ValueAct (private investment funds) (2014 to present); Advisory Board Member Bull Capital (investment funds) (2014 to present); and Independent Non-Executive Director, Nippon Wealth Bank (banking) (2014 to present)

41

Active Fixed Income ETFs

Trustees and Officers of the Companies (Unaudited) – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
THEODORE JAMES LUCAS (1966)	Trustee and Chairman	Term: Unlimited Served as Trustee: since December 2016	Managing Partner, Lattice Strategies LLC (2003 to present)	9	None
DAREK WOJNAR, CFA 101 Montgomery Street, 27th Floor, San Francisco, CA 94104 (1965)	President	Term: Unlimited Served: since December 2016	Managing Director, Lattice Strategies LLC (2014 to present); Managing Director, BlackRock (including Barclays Global Investors acquired by BlackRock) (2005 to 2013).	N/A	N/A
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A
ALBERT LEE 101 Montgomery Street, 27th Floor, San Francisco, CA 94104 (1979)	Treasurer	Term: Unlimited Served: since December 2016	Managing Director & Chief Operating Officer, Lattice Strategies LLC (2009 to present); Chief Operating Officer, Avicenna Capital Management (2007 to 2009); Chief Financial Officer, Steeple Capital LP (2005 to 2007).	N/A	N/A

42

Active Fixed Income ETFs

Trustees and Officers of the Companies (Unaudited) – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2016	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC effective July 30, 2016. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

43

Active Fixed Income ETFs

Trustees and Officers of the Companies (Unaudited) – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
LAURA S. QUADE (1969)	Vice President	Since 2016	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087, except for the address for Messrs. Wojnar and Lee, which is c/o Hartford Funds, 101 Montgomery Street, 27th Floor, San Francisco, California 94104.
(2)	Each Trustee holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

For more information regarding the Trustees and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

44

General Information (Unaudited)

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Funds Exchange-Traded Trust

Hartford Corporate Bond ETF

Hartford Quality Bond ETF

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment advisory and sub-advisory agreements. At its meeting held on December 8, 2016, the Board of Trustees (the “Board”) of the Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve for an initial two-year period an investment management agreement for the Hartford Corporate Bond ETF and the Hartford Quality Bond ETF (each, a “Fund” and collectively, the “Funds”) with Hartford Funds Management Company, LLC (“HFMC”) and a separate investment sub-advisory agreement between HFMC and the Funds’ sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received presentations from representatives of the Advisers regarding each Fund and its investment strategy.

In determining whether to approve the Agreements for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and was assisted by counsel for the Trust. The Independent Trustees were also separately assisted throughout the evaluation process by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered the Advisers’ organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength. The Board also considered that, although the Funds would be the first exchange-traded funds managed by HFMC, HFMC had extensive experience advising actively managed mutual funds and, through a subsidiary, strategic beta ETFs.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of each Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to each Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to each Fund. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each of the Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser and approach to risk management with respect to each Fund and the service providers to the Funds. The Board also considered that HFMC would oversee compliance with each Fund’s objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between each Fund’s investments and those of other funds or accounts managed by each Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which would be responsible for the daily investment of the assets of each Fund, subject to oversight by HFMC, among the other services set forth in the sub-advisory agreement, the Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

46

Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered information provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of each of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by HFMC and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Hartford Corporate Bond ETF’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing the Sub-adviser’s Corporate Bond strategy, noting that the Sub-adviser did not currently manage a registered investment company or individual institutional account that uses an investment strategy substantially similar to that proposed for the Hartford Corporate Bond ETF but does manage other sleeves of both registered investment companies and institutional accounts that have a substantially similar principal investment strategy. For purposes of considering the investment skill and experience of the Hartford Quality Bond ETF’s portfolio managers, the Board considered the past performance of The Hartford Quality Bond Fund (“Quality Bond Mutual Fund”), a series of The Hartford Mutual Funds, Inc., sub-advised by the Sub-adviser. The Board considered that Quality Bond Mutual Fund is the only registered investment company under discretionary management by the Sub-adviser in the Sub-adviser’s Quality Bond investment strategy that has investment objectives, policies and strategies substantially similar to those of the Hartford Quality Bond ETF. The Board also considered information comparing the Sub-adviser’s Corporate Bond strategy’s composite performance data and Quality Bond Mutual Fund’s performance to each respective Fund’s proposed benchmark and an appropriate group of peer funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for each Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for each Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to each Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to each Fund and all aspects of their relationships with the Funds. The Board considered that, other than the investment management fee, HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of each Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with each Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the expected total expense ratio of each Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Funds. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information comparing the Fund’s proposed management fees and expected total expenses relative to a peer universe of funds derived from information provided by Broadridge. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar funds are set and potentially material differences between each Fund and its comparable funds. In connection with

47

Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

these considerations, the Board took account of the fact that each Fund would pay a monthly management fee to HFMC in return for providing investment advisory and administrative services under an all-in “unitary” fee structure.

In considering the reasonableness of each Fund’s proposed management and sub-advisory fees and projected total expense ratio, the Board considered that, according to the information provided by Broadridge, each Fund’s proposed management fees and estimated total expense ratio were below the relevant Peer Group average and median. The Board further considered that the Hartford Quality Bond ETF’s proposed management fees and estimated total expenses fell within the 1st quintile of its Peer Group. The Board also considered that the Hartford Corporate Bond ETF’s proposed management fees and estimated total expenses fell within the 2nd quintile of its Peer Group.

Based on these considerations, the Board concluded that each Fund’s proposed fees and projected total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as each Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale achieved by either Fund would benefit HFMC due to the unitary fee structure of each Fund. The Board considered HFMC’s representation that each Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board considered that the Funds would not have management fee breakpoints. In addition, the Board considered that initially setting competitive fee rates and pricing each Fund to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in each Fund’s Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s future shareholders. The Board noted, however, that it would review future growth in each Fund’s assets and the appropriateness of any potential future breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board considered HFMC’s efforts to provide investors in the Hartford Funds family of funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus (if available), which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Active ETFs are sub-advised by Wellington Management Company LLP. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington or HFMC.

ETFAR-AFI17 09/17    202985    HFA000182    09/18    Printed in U.S.A.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable

(f)	A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended July 31, 2017 was $33,000.

(b)	Audit Related Fees: The aggregate fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 for the fiscal year ended July 31, 2017.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $0 for the fiscal year ended July 31, 2017.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 for the fiscal year ended July 31, 2017.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $10,000 for all funds in each of the Registrant and Lattice Strategies Trust in the aggregate in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended July 31, 2017, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the fiscal year ended July 31, 2017, the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant was $0.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are David Sung, Robin Beery and Naozer Dadachanji.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics referred to in Item 2 is attached.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 10, 2017	By:	/s/ Darek Wojnar
Darek Wojnar, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 10, 2017	By:	/s/ Darek Wojnar
Darek Wojnar, President and
Chief Executive Officer

Date: October 10, 2017	By:	/s/ Albert Y. Lee
Albert Y. Lee, Vice President,
Treasurer and Principal Financial Officer